UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2023

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, Innovative International Acquisition Corp. (“IOAC”) entered into the Agreement and Plan of Merger and Reorganization (as may be amended or supplemented, the “Merger Agreement”), dated as of October 13, 2022, by and among IOAC, Zoomcar, Inc. (“Zoomcar”), Innovative International Merger Sub Inc. (“Merger Sub”) and Greg Moran, in the capacity as the Seller Representative for the purposes and as described under the Merger Agreement (the “Seller Representative”). Pursuant to the Merger Agreement, IOAC will continue out of the Cayman Islands and re-domesticate into a Delaware corporation (the “Domestication”). We refer to transactions contemplated by the Merger Agreement, collectively, including the Domestication and the issuance of IOAC securities in connection therewith, as the “Business Combination”. In connection with the Domestication and the Business Combination, IOAC will be renamed “Zoomcar Holdings, Inc.” (referred to herein as “New Zoomcar”). On December 19, 2023, the shareholders of IOAC approved the Business Combination and related matters.

Item 8.01. Other Events.

As previously disclosed, on December 19, 2023, the shareholders of IOAC approved the election of Mohan Ananda, Evelyn D’an, Graham Gullans, David Ishag, Swatick Majumdar, Madan Menon and Greg Moran as members of the board of directors of New Zoomcar upon the closing of the Business Combination. It has been determined that Ms. D’An, Mr. Gullans, Mr. Ishag and Mr. Menon are independent within the meaning of the independent director standards of the Securities and Exchange Commission and The Nasdaq Stock Market LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2023	INNOVATIVE INTERNATIONAL ACQUISITION CORP.

	By:	/s/ Mohan Ananda
	Name:	Mohan Ananda
	Title:	Chief Executive Officer